NETWORK ASSOCIATES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

Net revenue	$226,854	$254,430	$663,581	$773,519
Cost of net revenue	34,500	39,601	99,787	122,660
Amortization of purchased technology	3,435	696	7,952	1,963

Gross profit	188,919	214,133	555,842	648,896
Operating costs and expenses:
Research and development (1)	46,705	37,824	138,087	105,881
Marketing and sales (2)	91,405	98,719	267,105	307,919
General and administrative (3)	29,042	34,705	85,688	81,052
Amortization of intangibles	3,637	2,395	12,369	6,495
Restructuring charge	257	0	22,864	1,116
Restatement charge	7,381	0	8,336	0
In-process research and development	0	0	6,600	0
Acquisition retention bonuses and severance	1,320	0	2,619	0
Acquisition related costs not subject to capitalization	0	13,627	0	16,026

Total operating costs and expenses	179,747	187,270	543,668	518,489

Income from operations	9,172	26,863	12,174	130,407
Interest and other income	4,397	8,619	14,057	22,958
Interest expense on convertible debt	(1,222)	(6,990)	(6,427)	(22,579)
Gain (loss) on sale/disposal of assets and technology	0	2,893	37	10,284
Loss on redemption of debt	0	57	(2,727)	26

Income before provision for (benefit from) income taxes,	12,347	31,442	17,114	141,096
minority interest and cumulative effect of change in accounting principle
Provision for (benefit from) income taxes	2,470	(96)	3,036	(308)

Income before minority interest and cumulative	9,877	31,538	14,078	141,404
effect of change in accounting principle
Minority interest in net (income) loss of consolidated subsidiaries	0	2,586	0	(1,895)

Income before cumulative effect of change in accounting principle	9,877	34,124	14,078	139,509
Cumulative effect of change in accounting principle, net of tax	0	0	11,142	0

Net income	$9,877	$34,124	$25,220	$139,509

Net income per share — basic	$0.06	$0.23	$0.16	$0.95

Net income per share — diluted	$0.06	$0.21	$0.15	$0.85

Shares used in per share calculation — basic	160,347	149,344	160,086	147,021

Shares used in per share calculation — diluted	164,141	173,914	164,398	174,043

(1)	Includes stock-based compensation charges of $2,202 and $1,351 for the three months ended September 30, 2003 and 2002, respectively, and $3,520 and $236 for the nine months ended September 30, 2003 and 2002, respectively.

(2)	Includes stock-based compensation charges (credits) of $2,795 and $903 for the three months ended September 30, 2003 and 2002, respectively, and $3,209 and ($234) for the nine months ended September 30, 2003 and 2002, respectively.

(3)	Includes stock-based compensation charges of $839 and $9,456 for the three months ended September 30, 2003 and 2002, respectively, and $2,033 and $7,196 for the nine months ended September 30, 2003 and 2002, respectively.

NETWORK ASSOCIATES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
(Unaudited)

	September 30,	December 31,
	2003	2002

Assets:
Cash and marketable securities	$762,433	$1,013,709
Restricted cash	21,034	21,211
Accounts receivable, net	126,246	160,159
Prepaid expenses and other current assets	75,317	52,238
Fixed assets, net	109,695	89,277
Deferred taxes	318,002	313,560
Goodwill, intangibles and other long term assets, net	592,527	395,333

Total assets	$2,005,254	$2,045,487

Liabilities:
Accounts payable	$34,815	$29,948
Accrued liabilities	375,037	383,458
Deferred revenue	397,172	329,195
Convertible debentures	352,362	532,273
Other long term liabilities	15,300	445

Total liabilities	1,174,686	1,275,319
Stockholders’ Equity:
Common stock	1,603	1,579
Additional paid-in capital	1,070,307	1,050,288
Deferred stock-based compensation	(916)	(5,736)
Accumulated other comprehensive loss	34,475	24,158
Accumulated deficit	(274,901)	(300,121)

Total stockholders’ equity	830,568	770,168

Total liabilities and stockholders’ equity	$2,005,254	$2,045,487

NETWORK ASSOCIATES, INC.
PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

Net revenue	$226,854	$254,430	$663,581	$773,519
Cost of net revenue	34,500	39,601	99,787	122,660
Amortization of purchased technology	0	0	0	0

Gross profit	192,354	214,829	563,794	650,859
Operating costs and expenses:
Research and development	44,503	36,473	134,567	105,645
Marketing and sales	88,610	97,816	263,896	308,153
General and administrative	28,203	25,249	83,655	73,856
Amortization of intangibles	0	0	0	0
Restructuring charge	0	0	0	0
Restatement charge	0	0	0	0
In-process research and development	0	0	0	0
Acquisition retention bonuses and severance	0	0	0	0
Acquisition related costs not subject to capitalization	0	0	0	0

Total operating costs and expenses	161,316	159,538	482,118	487,654

Income from operations	31,038	55,291	81,676	163,205
Interest and other income (expense), net	4,397	8,619	14,057	22,958
Interest expense on convertible debt	0	0	0	0

Income before provision for income taxes	35,435	63,910	95,733	186,163
Provision for income taxes	8,859	13,297	23,933	37,747

Net income	$26,576	$50,613	$71,800	$148,416

Net income per share — diluted	$0.15	$0.29	$0.39	$0.84

Shares used in per share calculation — diluted	183,233	176,976	183,490	177,103

Note: The above per share calculations treat outstanding convertible debt on an as-converted basis, resulting in an increase of 19,092,000 shares for the three months and nine months ended September 30, 2003, and 3,062,000 shares for the three months and nine months ended September 30, 2002.

The company believes that the above pro forma information is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating results and other financial information as determined under accounting principles generally accepted in the United States of America.

NETWORK ASSOCIATES, INC.
RECONCILIATION OF PRO FORMA STATEMENTS OF OPERATIONS TO THE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2003	2002	2003	2002

Network Associates, Inc. pro forma net income	$26,576	$50,613	$71,800	$148,416
Amortization of purchased technology	(3,435)	(696)	(7,952)	(1,963)
Amortization of intangibles	(3,637)	(2,395)	(12,369)	(6,495)
Stock compensation charge	(5,836)	(11,710)	(8,762)	(7,198)
Restructuring charge	(257)	0	(22,864)	(1,116)
Restatement charge	(7,381)	0	(8,336)	0
In-process research and development	0	0	(6,600)	0
Acquisition retention bonuses and severance	(1,320)	0	(2,619)	0
Acquisition related costs not subject to capitalization	0	(13,627)	0	(16,026)
Interest expense on convertible debt	(1,222)	(6,990)	(6,427)	(22,579)
Gain (loss) on sale of assets and technology	0	2,893	37	10,284
Gain (loss) on redemption of debt	0	57	(2,727)	26
Income tax benefits	6,389	13,393	20,897	38,055
Minority interest in net (income) loss of consolidated subsidiaries	0	2,586	0	(1,895)
Cumulative effect of change in accounting principle	0	0	11,142	0

Network Associates, Inc. consolidated net income	$9,877	$34,124	$25,220	$139,509

Net income per share — diluted	$0.06	$0.21	$0.15	$0.85

Shares used in per share calculation — diluted	164,141	173,914	164,398	174,043

NETWORK ASSOCIATES, INC.
PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,

	2003	2002

Net revenue	$218,441	$255,648
Cost of net revenue	31,920	41,952
Amortization of purchased technology	0	0

Gross profit	186,521	213,696
Operating costs and expenses:
Research and development	45,688	34,487
Marketing and sales	88,685	102,299
General and administrative	26,916	23,825
Amortization of intangibles	0	0
Restructuring charge	0	0
Acquisition related costs not subject to capitalization	0	0

Total operating costs and expenses	161,289	160,611

Income from operations	25,232	53,085
Interest and other income (expense), net	5,596	6,662
Interest expense on convertible debt	0	0

Income before provision for income taxes	30,828	59,747
Provision for income taxes	7,707	11,949

Net income	$23,121	$47,798

Net income per share — diluted	$0.13	$0.27

Shares used in per share calculation — diluted	184,461	178,330

Note: The above per share calculations treat outstanding convertible debt on an as-converted basis, resulting in an increase of 19,095,000 shares for the three months months ended March 31, 2003, and 4,256,000 shares for the three months months ended March 31, 2002.

The company believes that the above pro forma information is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating results and other financial information as determined under accounting principles generally accepted in the United States of America.

NETWORK ASSOCIATES, INC.
RECONCILIATION OF PRO FORMA STATEMENTS OF OPERATIONS TO THE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended
	March 31,

	2003	2002

Network Associates, Inc. pro forma net income	$23,121	$47,798
Amortization of purchased technology	(1,741)	(802)
Amortization of intangibles	(5,011)	(2,050)
Stock compensation charge	(1,967)	652
Restructuring charge	(15,781)	(1,116)
Acquisition related costs not subject to capitalization	0	(1,900)
Interest expense on convertible debt	(3,171)	(7,690)
Gain (loss) on sale of assets and technology	37	6,717
Gain (loss) on redemption of debt	(2,591)	0
Income tax benefits	7,586	12,052
Minority interest in net (income) loss of consolidated subsidiaries	0	(2,023)
Cumulative effect of change in accounting principle	11,142	0

Network Associates, Inc. consolidated net income	$11,624	$51,638

Net income per share — diluted	$0.07	$0.31

Shares used in per share calculation — diluted	165,366	174,074

NETWORK ASSOCIATES, INC.
PRO FORMA STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended
	June 30,

	2003	2002

Net revenue	$218,286	$263,441
Cost of net revenue	33,367	41,107
Amortization of purchased technology	0	0

Gross profit	184,919	222,334
Operating costs and expenses:
Research and development	44,376	34,685
Marketing and sales	86,601	108,038
General and administrative	28,536	24,783
Amortization of intangibles	0	0
Restructuring charge	0	0
Restatement charge	0	0
In-process research and development	0	0
Acquisition retention bonuses and severance	0	0
Acquisition related costs not subject to capitalization	0	0

Total operating costs and expenses	159,513	167,506

Income from operations	25,406	54,828
Interest and other income (expense), net	4,064	7,677
Interest expense on convertible debt	0	0

Income before provision for income taxes	29,470	62,505
Provision for income taxes	7,368	12,501

Net income	$22,102	$50,004

Net income per share — diluted	$0.12	$0.28

Shares used in per share calculation — diluted	183,700	177,755

Note: The above per share calculations treat outstanding convertible debt on an as-converted basis, resulting in an increase of 19,092,000 shares for the three months months ended June 30, 2003, and 3,914,000 shares for the three months months ended June 30, 2002.

The company believes that the above pro forma information is an additional meaningful measure of operating performance. However, this pro forma information will necessarily be different from comparable information provided by other companies and should not be used as an alternative to our operating results and other financial information as determined under accounting principles generally accepted in the United States of America.

NETWORK ASSOCIATES, INC.
RECONCILIATION OF PRO FORMA STATEMENTS OF OPERATIONS TO THE
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(Unaudited)

	Three Months Ended
	June 30,

	2003	2002

Network Associates, Inc. pro forma net income	$22,102	$50,004
Amortization of purchased technology	(2,776)	(465)
Amortization of intangibles	(3,721)	(2,050)
Stock compensation charge	(959)	3,861
Restructuring charge	(6,826)	0
Restatement charge	(955)	0
In-process research and development	(6,600)	0
Acquisition retention bonuses and severance	(1,299)	0
Acquisition related costs not subject to capitalization	0	(499)
Interest expense on convertible debt	(2,034)	(7,899)
Gain (loss) on sale of assets and technology	0	674
Gain (loss) on redemption of debt	(136)	(31)
Income tax benefits	6,923	12,609
Minority interest in net (income) loss of consolidated subsidiaries	0	(2,458)

Network Associates, Inc. consolidated net income	$3,719	$53,746

Net income per share — diluted	$0.02	$0.33

Shares used in per share calculation — diluted	164,608	173,839